SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2017

STERLING BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35385	80-0091851
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
Incorporation or Organization)

400 Rella Boulevard, Montebello, New York		10901
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code:    (845) 369-8040

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ] Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 7.01 Regulation FD Disclosure

On October 17, 2017, Sterling Bancorp (the “Company”) released its 2017 Annual Dodd-Frank Act Company-Run Stress Test (“DFAST”) Disclosure. In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), Sterling is obligated to perform annual stress tests to evaluate the potential effect of hypothetical macroeconomic scenarios developed by the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency. The disclosed results, risks, and assumptions use capital action assumptions required by the Dodd-Frank Act Stress Test rules and do not necessarily reflect the Company’s future expectations. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference. The full disclosure document, including the DFAST results for both the Company and Sterling National Bank, and additional information regarding the methodologies used to conduct the stress test, may be found under the Investor Relations section of the Company’s website at (www.sterlingbancorp.com).
Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K. Also, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933, as amended if such subsequent filing specifically references Section 7.01 of this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 17, 2017 by Sterling Bancorp, announcing annual Dodd-Frank Act company-run stress test disclosure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANCORP

DATE: October 17, 2017	By:/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October, 17, 2017 by Sterling Bancorp, announcing annual Dodd-Frank Act company-run stress test disclosure